Exhibit 99.1 Schedule 1 – Executive Summary/Narrative

Item 4. Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	7,299 mortgage loans
▪	“Data Integrity Review”:	7,299 mortgage loans
▪	“Pre-Acquisition Collection Comment Review”:	3,185 mortgage loans
▪	“Post-Acquisition Collection Comment Review”:	10 mortgage loans
▪	“Pre-Acquisition Payment History Review”:	7,371 mortgage loans
▪	“Post-Acquisition Payment History Review”:	12 mortgage loans
▪	“Title Review”:	3,093 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility
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for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

UFOR APPLICATION DATES BEFORE JANUARY 10, 2014 (7,298 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	URescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	UTIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	UTolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	UHigh-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	UHigher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	UGood Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	UFinal HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	UGFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	UAdditional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
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iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.
(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

UFOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (1 Mortgage Loan)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	UWith respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	UHomeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
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c)	UMandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	UProhibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	UNationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	UAdditional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

UQualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

UGeneral Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made;
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(v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	UProviding Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.
Data Integrity Review: AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Pre-Acquisition Collection Comment Review: AMC performed a review before acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Post-Acquisition Collection Comment Review: Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Pre-Acquisition Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population ranging from 12 to 42 months.

Post-Acquisition Payment History Review: Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back for each mortgage loan within the payment history population ranging from 6 to 24 months.

SAFE ACT Review: For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

Title Review: As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current
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owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post origination homeowners’ association (“HOA”) liens, the Client provided AMC a list of states for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

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Item 5. Summary of findings and conclusions of review
There were 7,299 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 6,235 (85.42%) of the mortgage loans had exceptions; however, only 702 (9.62%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above. Of the 7,299 mortgage loans reviewed for compliance, 7,255 were reviewed by AMCD and 44 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (7,299 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated
Compliance: Event Level	Loan Count	Percentage of Loans
A	1,064	14.58%
B	5,533	75.81%
C	47	0.64%
D	655	8.97%
Total	7,299	100.00%

AMC Diligence, LLC (7,255 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	1,060	14.61%
B	5,493	75.71%
C	47	0.65%
D	655	9.03%
Total	7,255	100.00%

JCIII & Associates, LLC (44 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	4	9.09%
B	40	90.91%
Total	44	100.00%

EXCEPTION SUMMARY (7,299 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

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AMC Diligence, LLC (7,255 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	D	Incomplete File	65
		Missing, Incorrect, or Incomplete HUD-1	601
		Missing, Incorrect, or Incomplete Note	5
		Total Compliance Grade (D) Exceptions:	671
	C	Loan Package Documentation	6
		Misc. State Level	1
		Missing Required Data (other than HUD-1 or Note)	6
		Missing, Incorrect, or Incomplete HUD-1	54
		Missing, Incorrect, or Incomplete Note	1
		State Defect	26
		State Late Charge	2
		Total Compliance Grade (C) Exceptions	96
	B	1003	7
		Compliance	4
		ECOA	1
		FACTA	958
		Federal HPML	2
		FHA	3
		Final TIL Estimated	205
		Legal / Regulatory / Compliance	7
		LTV Test	303
		Misc. State Level	752
		Missing Application Date	3,959
		Missing Disclosure	7
		Missing Document	1
		Missing Non-Required Data	506
		Missing Required Data	14
		Missing Required Data (other than HUD-1 or Note)	117
		Missing, Incorrect, or Incomplete Final or Initial 1003	83
		Missing, Incorrect, or Incomplete Final TIL	841
		Missing, Incorrect, or Incomplete GFE	1,373
		Missing, Incorrect, or Incomplete Initial TIL	44
		Missing, Incorrect, or Incomplete Note	1
		RESPA	1,859
		RTC	1
		Safe Act	29
		State Defect	157
		State HPML	2
		State Late Charge	102
		TIL	1
		TILA	4,173
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1,070
		TIL-MDIA	58
		Total Compliance Grade (B) Exceptions:	16,640
Total Compliance Exceptions:			17,407

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JCIII & Associates, LLC (44 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	B	FACTA	8
		HMDA	23
		Misc. State Level	74
		Missing Disclosure	10
		Missing, Incorrect, or Incomplete Final TIL	1
		Missing, Incorrect, or Incomplete GFE	7
		Missing, Incorrect, or Incomplete Initial TIL	21
		RESPA	13
		State Late Charge	2
		TILA	13
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1
		TIL-MDIA	2
		Total Compliance Grade (B) Exceptions:	173
Total Compliance Exceptions:			173

DATA INTEGRITY REVIEW RESULTS SUMMARY (7,299 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population. Data discrepancies have been separated by mortgage loans reviewed by AMCD and mortgage loans reviewed by JCIII. Some mortgage loans may have multiple data discrepancies.

In total, data variances were found on 5,536 (75.85%) of the mortgage loans reviewed. The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

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AMC Diligence, LLC (7,255 Mortgage Loans)
In total, data variances were found on 5,515 (76.02%) mortgage loans across 63 unique data fields in the AMCD sample.

Field	Loan Count	% of Loans
Original Interest Rate	2,485	34.25%
Maturity Date	1,800	24.81%
Note Date	1,496	20.62%
Refi Purpose	1,464	20.18%
Original Term	1,109	15.29%
Property Type	915	12.61%
Representative FICO	760	10.48%
Amortization Type	709	9.77%
Purpose	638	8.79%
Street	535	7.37%
LTV Valuation Value	349	4.81%
Occupancy	274	3.78%
Contract Sales Price	252	3.47%
Borrower Full Name	234	3.23%
Original LTV	194	2.67%
Zip	174	2.40%
First Payment Date	155	2.14%
Original P&I	142	1.96%
City	140	1.93%
Coborrower Full Name	132	1.82%
# of Units	105	1.45%
Original Loan Amount	78	1.08%
Original CLTV	55	0.76%
Interest Rate Life Cap	39	0.54%
Margin	33	0.45%
Borrower SSN	31	0.43%
Interest Rate Periodic Cap	30	0.41%
Amortization Term	29	0.40%
Interest Rate Initial Cap	25	0.34%
Index Type	24	0.33%
Doc Type	23	0.32%
Interest Rate Life Floor	15	0.21%
Total Debt Ratio	15	0.21%
Coborrower SSN	14	0.19%
First Payment Change Date	12	0.17%
Interest Rate Life Max	11	0.15%
Mortgage Type	11	0.15%
DTI	10	0.14%
Next Payment Change Date	9	0.12%
Appraised Value	7	0.10%
Lien Position	7	0.10%
Borrower Last Name	6	0.08%
Interest Rate Initial Maximum	6	0.08%
Interest Rate Life Min	6	0.08%
Lookback Period	6	0.08%
Interest Rate Change Frequency	5	0.07%
Interest Rate Periodic Floor	5	0.07%
PMI Coverage %	5	0.07%
First Interest Rate Change Date	4	0.06%
PMI Company	4	0.06%
Borrower First Name	3	0.04%
Interest Only	3	0.04%
Prepayment Penalty	3	0.04%
Rounding Factor	3	0.04%
Coborrower First Name	2	0.03%
Coborrower Last Name	2	0.03%
Investor: Qualifying Total Debt Ratio	2	0.03%
Mod Original Term	2	0.03%
Prepayment Penalty Period (months)	2	0.03%
Rounding Method	2	0.03%
Interest Collection Type	1	0.01%
Next Interest Rate Change Date	1	0.01%
Originator Application Date	1	0.01%

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JCIII & Associates, LLC (44 Mortgage Loans)
In total, data variances were found on 21 (47.73%) mortgage loans across 24 unique data fields in the JCIII sample. Please note that not all data fields would have been available for all loans.

Field	Loan Count	% of Loans
Documentation Type	8	18.18%
LTV per 1)AUS; 2)Manual Approval; 3)1008	8	18.18%
Original P&I	8	18.18%
Purpose at origination	6	13.64%
Borrower #1 FICO/Experian	5	11.36%
Orig Appraised Value	4	9.09%
Original Stated Rate	4	9.09%
Origination Date (Closing Date)	4	9.09%
Original First Payment Date	3	6.82%
Property Type	3	6.82%
Index	2	4.55%
Margin	2	4.55%
Maximum Rate (Life Ceiling)	2	4.55%
Original Principal Balance	2	4.55%
Sales Price	2	4.55%
Address	1	2.27%
Borrower #1 First Name	1	2.27%
First Rate Change Date	1	2.27%
Interest Only Term (Months)	1	2.27%
LTV Comb per 1)AUS; 2)Manual Approval; 3)1008	1	2.27%
Minimum Rate (Life Floor)	1	2.27%
Next Rate Change Date	1	2.27%
Rate Change Frequency	1	2.27%
Stated Maturity Date	1	2.27%

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PRE-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (3,185 Mortgage Loans)

AMC Consolidated
Of the mortgage loans subject to the pre-acquisition service comment review, 93.44% triggered an EV1 or EV2 exception level and 6.56% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	2,892	90.80%
2	84	2.64%
3	209	6.56%
Total	3,185	100.00%

EV3 Exception	# Exceptions	% of Loans
MI not being paid as required	173	5.43%
Loan is in Foreclosure	7	0.22%
Damaged Exterior	6	0.19%
Cease and Desist Request Received from Mortgagor or 3rd Party	5	0.16%
Collection Comments Incomplete or Missing	4	0.13%
There are indications of fraud on the loan.	3	0.09%
Interior/Exterior UTD: Damage remains unresolved and no indication covered by insurance	2	0.06%
RFD - Borrower Illness	2	0.06%
Current Bankruptcy	1	0.03%
Damaged Interior	1	0.03%
There is evidence of property damage.	1	0.03%
Lien is not in first position.	1	0.03%
Pay History - Incomplete	1	0.03%
Currently Delinquent Mortgage	1	0.03%
Performing Loan But Strong Possibility of Going Delinquent	1	0.03%
Total	221

AMC Diligence, LLC Review (3,171 Mortgage Loans)
Of the mortgage loans subject to the pre-acquisition service comment review, 93.47% triggered an EV1 or EV2 exception level and 6.53% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	2,882	90.89%
2	82	2.59%
3	207	6.53%
Total	3,171	100.00%

EV3 Exception	# Exceptions	% of Loans
MI not being paid as required	173	5.46%
Loan is in Foreclosure	7	0.22%
Damaged Exterior	6	0.19%
Cease and Desist Request Received from Mortgagor or 3rd Party	5	0.16%
Collection Comments Incomplete or Missing	4	0.13%
There are indications of fraud on the loan.	3	0.09%
Interior/Exterior UTD: Damage remains unresolved and no indication covered by insurance	2	0.06%
RFD - Borrower Illness	2	0.06%
Current Bankruptcy	1	0.03%
Damaged Interior	1	0.03%
There is evidence of property damage.	1	0.03%
Lien is not in first position.	1	0.03%
Pay History - Incomplete	1	0.03%
Total	207

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JCIII & Associates, LLC Review (14 Mortgage Loans)
Of the mortgage loans subject to the pre-acquisition service comment review, 85.71% triggered an EV1 or EV2 exception level and 14.29% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	10	71.44%
2	2	14.29%
3	2	14.29%
Total	14	100.00%

EV3 Exception	# Exceptions	% of Loans
Currently Delinquent Mortgage	1	7.14%
Performing Loan But Strong Possibility of Going Delinquent	1	7.14%
Total	2

POST-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (10 Mortgage Loans)

AMC Diligence, LLC Review (10 Mortgage Loans)
Of the mortgage loans subject to the post-acquisition service comment review, 90.00% triggered an EV1 or EV2 exception level and 10.00% triggered an EV3 exception level.

Servicing Review Grade	Loan Count	% of Loans
1	8	80.00%
2	1	10.00%
3	1	10.00%
Total	10	100.00%

EV3 Exception	# Exceptions	% of Loans
Lien is not in first position	1	10.00
Total	1
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PRE-ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (7,371 Mortgage Loans)

AMC Consolidated
A Pre-Acquisition Payment History Review was completed on 7,371 mortgage loans of which 7,338 had complete pay history strings (99.55%) and 33 mortgage loans (0.45%) had incomplete pay history strings. Of these mortgage loans, 5,168 mortgage loans (70.11%) had no delinquencies during the lookback period and no missing pay history data. The remaining 2,203 mortgage loans (29.89%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	33	0.45%
Delinquency, No Missing Data	2,170	29.44%
No Delinquency, No Missing Data	5,168	70.11%
Total	7,371	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	8	0.11%
24	4,292	58.23%
36	3,070	41.65%
42	1	0.01%
Total	7,371	100.00%

AMC Diligence, LLC Review (7,349 Mortgage Loans)

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	29	0.39%
Delinquency, No Missing Data	2,155	29.32%
No Delinquency, No Missing Data	5,165	70.28%
Total	7,349	100.00%

Lookback Period (months)	Loan Count	% of Loans
24	4,278	58.21%
36	3,070	41.77%
42	1	0.01%
Total	7,349	100.00%

JCIII & Associates, LLC Review (22 Mortgage Loans)

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	4	18.18%
Delinquency, No Missing Data	15	68.18%
No Delinquency, No Missing Data	3	13.64%
Total	22	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	8	36.36%
24	14	63.64%
Total	22	100.00%

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POST ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (12 Mortgage Loans)

A Post-Acquisition Payment History Review was completed on 12 mortgage loans of which 10 had complete pay history strings (83.33%) and 2 mortgage loans (16.67%) had incomplete pay history strings. Of these mortgage loans, 1 mortgage loan (8.33%) had no delinquencies during the lookback period and no missing pay history data. The remaining 11 mortgage loans (91.67%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	2	16.67%
Delinquency, No Missing Data	9	75.00%
No Delinquency, No Missing Data	1	8.33%
Total	12	100.00%

Lookback Period (months)	Loan Count	% of Loans
6	6	50.00%
12	1	8.33%
24	5	41.67%
Total	12	100.00%

TAX AND TITLE REVIEW SUMMARY (3,093 Mortgage Loans)

AMC Diligence, LLC Review
As part of the due diligence services, the Client provided AMC with identifying data on 3,093 mortgage loans. There were 320 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein.  Of these mortgage loans, 106 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing schedule B of the related title policy. 5 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage, which could not be mitigated by reviewing schedule B of the related title policy, and also had a senior lien encumbrance recorded before the recordation of the subject mortgage for which the related title policy did not cite the encumbrance on Schedule B.  The remaining 209 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage and none of these mortgage loans had the senior encumbrance cited on Schedule B of the related title policy.  AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 2,773 mortgage loans.
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ADDITIONAL SUMMARY (AMC Population – 7,255 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Purpose	Loan Count	% of Loans
Purchase	2,025	27.91%
Refinance Cash-out - Debt Consolidation	1,837	25.32%
Refinance Cash-out - Other	1,614	22.25%
Refinance Rate/Term	1,464	20.18%
UTD	143	1.97%
Refinance UTD	70	0.96%
Refinance Cash-out - Home Improvement	54	0.74%
Construction-Permanent	37	0.51%
Refinance	6	0.08%
Refinance Limited Cash-out GSE	5	0.07%
Total	7,255	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	5152	71.01%
PUD	553	7.62%
Condo (Low Rise)	402	5.54%
UTD	344	4.74%
2 Family	298	4.11%
PUD Attached	98	1.35%
Single Family Attached	93	1.28%
Manufactured Housing	55	0.76%
3 Family	54	0.74%
Condo (High Rise)	50	0.69%
Condo (Mid Rise)	44	0.61%
Townhouse	40	0.55%
4 Family	38	0.52%
Co-op	30	0.41%
Mobile Home	1	0.01%
Mobile Home (Multi-Wide)	1	0.01%
Mobile Home (Single-Wide)	1	0.01%
Site Condo	1	0.01%
Total	7,255	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	7227	99.61%
2	20	0.28%
UTD	8	0.11%
Total	7,255	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	4964	68.42%
ARM	2283	31.47%
UTD	8	0.11%
Total	7,255	100.00%

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Term	Loan Count	% of Loans
360	6535	90.08%
180	261	3.60%
240	211	2.91%
480	120	1.65%
300	58	0.80%
UTD	10	0.14%
336	7	0.10%
252	5	0.07%
324	5	0.07%
348	5	0.07%
84	5	0.07%
120	4	0.06%
144	3	0.04%
60	3	0.04%
264	2	0.03%
318	2	0.03%
351	2	0.03%
168	1	0.01%
181	1	0.01%
200	1	0.01%
270	1	0.01%
276	1	0.01%
288	1	0.01%
312	1	0.01%
341	1	0.01%
342	1	0.01%
350	1	0.01%
352	1	0.01%
354	1	0.01%
358	1	0.01%
359	1	0.01%
362	1	0.01%
4	1	0.01%
48	1	0.01%
Total	7,255	100.00%

ADDITIONAL SUMMARY (JCIII Population - 44 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Purpose	Loan Count	% of Loans
Cashout Refi	22	50.00%
Purchase	14	31.82%
Construction To Perm	4	9.09%
Rate/Term Refi	4	9.09%
Total	44	100.00%

Property Type	Loan Count	% of Loans
Single Family	36	81.82%
PUD Detached	5	11.36%
Manufactured (Double-Wide)	2	4.55%
Low Rise Condo (<5 Floors)	1	2.27%
Total	44	100.00%

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Lien Position (At Origination)	Loan Count	% of Loans
1	44	100.00%
Total	44	100.00%

Amortization Type	Loan Count	% of Loans
FIXED	36	81.82%
ARM	8	18.18%
Total	44	100.00%

Term	Loan Count	% of Loans
360	38	86.36%
240	3	6.82%
180	2	4.55%
348	1	2.27%
Total	44	100.00%

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